UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

SILVERSTAR HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

        On May 15, 2006, Silverstar Holdings, Ltd. (the “Registrant”) issued a press release announcing its results of operations for the third quarter and nine months ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01	Regulation FD Disclosure

        On May 15, 2006, the Registrant issued the press release attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of the Registrant, dated May 15, 2006.

SIGNATURES

        Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2006	SILVERSTAR HOLDINGS, LTD.
By: /s/ Clive Kabatznik
Name: Clive Kabatznik Title: Chief Executive Officer